                                                                    EXHIBIT 10.7


                                 HARLEY-DAVIDSON

                           DEFERRED COMPENSATION PLAN


                      AS RESTATED EFFECTIVE JANUARY 1, 2000

                                 HARLEY-DAVIDSON
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS


                                                                                                              Page
                                                                                                              ----
HARLEY-DAVIDSON  DEFERRED COMPENSATION PLAN......................................................................1

ARTICLE  I. DEFINITIONS    ......................................................................................2
         Section 1.1.      Administrator.........................................................................2
         Section 1.2.      Board.................................................................................2
         Section 1.3.      Change of Control Event...............................................................2
         Section 1.4.      Company...............................................................................2
         Section 1.5.      Continuing Director...................................................................3
         Section 1.6.      Deferred Benefit Account..............................................................3
         Section 1.7.      Plan..................................................................................3
         Section 1.8.      Plan Interest Rate....................................................................3

ARTICLE  II. ELIGIBILITY AND PARTICIPATION.......................................................................4
         Section 2.1.      Eligibility...........................................................................4
         Section 2.2.      Participation.........................................................................4
         Section 2.3.      Deferred Amount.......................................................................4
         Section 2.4.      Irrevocable Elections.................................................................5
         Section 2.5.      Effect of Change of Control Event.....................................................5

ARTICLE  III. INVESTMENT PROGRAMS FOR DEFERRED BENEFIT ACCOUNTS..................................................6
         Section 3.1.      Life Insurance Investment Program.....................................................6
         Section 3.2.      Diversified Investment Program........................................................6
         Section 3.3.      Participant Investment Directions.....................................................6
         Section 3.4.      Payroll Tax Withholding...............................................................7
         Section 3.5.      401(k) Matching Contribution Make Up Amounts..........................................7
         Section 3.6.      Unfunded Plan.........................................................................7
         Section 3.7.      Participant Statements................................................................7

ARTICLE  IV. DISTRIBUTIONS AND BENEFITS..........................................................................8
         Section 4.1.      Benefits Generally....................................................................8
         Section 4.2.      Benefits Upon Death...................................................................8
         Section 4.3.      Benefit Adjustments...................................................................9
         Section 4.4.      Payment of Benefits Upon Termination of Employment At or After Age 55.................9
         Section 4.5.      Changes to Payment Periods...........................................................10
         Section 4.6.      Beneficiary Designation..............................................................10
         Section 4.7.      Annual Payment Date..................................................................11
         Section 4.8.      Hardship Payments....................................................................11


                                      -i-


         Section 4.9.      Nonalienation........................................................................11
         Section 4.10.     Not a Contract of Employment.........................................................11

ARTICLE  V. RELATION TO DEFINED BENEFIT PLANS...................................................................12
         Section 5.1.      General..............................................................................12
         Section 5.2.      Lump Sum Payment Election............................................................12
         Section 5.3.      Lump Sum Payment Procedures; Small Payment Cash Out Rules............................12

ARTICLE  VI. MISCELLANEOUS .....................................................................................13
         Section 6.1.      Tax Withholding Upon Distribution....................................................13
         Section 6.2.      Amendment and Termination............................................................13
         Section 6.3.      Governing Law........................................................................13
         Section 6.4.      Binding Upon Successors..............................................................13


                                      -ii-

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                                  INTRODUCTION

          Harley-Davidson, Inc. created the Deferred Compensation Plan, effective October 1, 1988, to assist eligible employees of Harley-Davidson, Inc. and its affiliates to defer income, while creating an enhanced death benefit, until their retirement, death, or other termination of employment.

          Harley-Davidson Motor Company became the sponsor of the Plan in 1994. Employees of Harley Davidson, Inc. and its affiliates remain eligible to participate in the Plan.

          The Plan was amended and restated effective January 1, 1998, to consolidate previous changes to the Plan.

          The Plan was amended and restated effective January 1, 1999, to add an additional investment program and to enhance the certainty of payment of Plan benefits in case of a change of control of Harley-Davidson, Inc. The Plan was further amended effective January 1, 2000, to close Program A, the life insurance investment program, to new deferral commitments effective January 1, 2000. All changes through January 1, 2000, are incorporated herein.

                             ARTICLE I. DEFINITIONS

          SECTION 1.1. ADMINISTRATOR. "Administrator" means the Retirement Plans Committee appointed by the Board of Directors of Harley-Davidson Motor Company Group, Inc. The Vice President--Controller of Harley-Davidson Motor Company Group, Inc., or such Vice-President's delegate, is charged with the day-to-day responsibility of administration of the Plan.

          SECTION 1.2. BOARD. "Board" means the board of directors of Harley-Davidson, Inc.

          SECTION 1.3.CHANGE OF CONTROL EVENT. "Change of Control Event" means any one of the following:

          (a) Continuing Directors no longer constitute at least two-thirds (2/3) of the members of the Board;

          (b) Any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the then outstanding common stock of Harley-Davidson, Inc. or twenty percent (20%) or more of the voting power of the then outstanding securities of Harley-Davidson, Inc. entitled generally to vote for the election of the members of the Board;

          (c) The approval by the stockholders of Harley-Davidson, Inc. of the merger or consolidation of Harley-Davidson, Inc. with any other corporation, the sale of substantially all of the assets of Harley-Davidson, Inc., or the liquidation or dissolution, of Harley-Davidson, Inc., unless, in the case of a merger or consolidation, the then Continuing Directors in office immediately prior to such merger or consolidation will constitute at least two-thirds (2/3) of the directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or

          (d) At least two-thirds (2/3) of the then Continuing Directors in office immediately prior to any other action proposed to be taken by the shareholders of Harley-Davidson, Inc. or by the Board determines that such proposed action, if taken, would constitute a change of control of Harley-Davidson, Inc. and such action is taken.

          SECTION 1.4. COMPANY. "Company" means Harley-Davidson Motor Company Group, Inc.

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          SECTION 1.5. CONTINUING DIRECTOR. "Continuing Director" means any individual who is either (i) a member of the Board on January 1, 1999, or (ii) a member of the Board whose election or nomination to the Board was approved by a vote of at least two-thirds (2/3) of the Continuing Directors (other than a person whose election was as a result of an actual or threatened proxy or other control contest).

          SECTION 1.6. DEFERRED BENEFIT ACCOUNT. "Deferred Benefit Account" means the account established for each participant under the Plan comprised of deferred compensation amounts as adjusted to reflect the net investment return associated with such amounts, as determined under the Plan. The Deferred Benefit Account established for a participant under the Life Insurance Investment Program (Program A) is called the participant's "Deferred Benefit Account in Program A." The Deferred Benefit Account established for a participant under the Diversified Investment Program (Program B) is called the participant's "Deferred Benefit Account in Program B." The amount credited under the Plan for a participant pursuant to Section 3.5 is called the participant's "Harley-Davidson Match Deferred Benefit Account."

          SECTION 1.7. PLAN. "Plan" means the Harley-Davidson Deferred Compensation Plan.

          SECTION 1.8. PLAN INTEREST RATE. The "Plan Interest Rate" means, for each twelve (12) consecutive months ending after September 1, the Moody's Long Term Bond Rate in effect on such September 1 (or the last business day immediately preceding such date if it is a Saturday, Sunday, or holiday).

          ARTICLE II. ELIGIBILITY AND PARTICIPATION

          SECTION 2.1. ELIGIBILITY. Plan participation is limited to a select group of management or highly compensated employees of the Company, Harley-Davidson, Inc., or their affiliates. Coverage under the Plan also may be extended to independent contractors engaged by the Company, Harley-Davidson, Inc., or their affiliates under circumstances, terms, and conditions that are specifically approved by the Administrator and included in such person's written participation agreement. The Administrator determines eligibility and may adjust the entry level requirements if necessary to assure that the Plan continues to be exempt from the eligibility, vesting, and funding requirements of the Employee Retirement Income Security Act of 1974, as amended.

          SECTION 2.2. PARTICIPATION.

          (a) Eligible persons must complete written agreements annually in order to participate. These agreements are called Deferred Compensation Agreements. Deferred Compensation Agreements must be completed and filed with the Administrator before the beginning of the calendar year for which they are effective, except Deferred Compensation Agreements completed by newly-eligible persons within thirty (30) days of becoming eligible for the first time under the Plan may be effective immediately, but only as to compensation earned after the date the Agreement is completed and filed with the Administrator.

          (b) A person who ceases to be eligible for Plan participation cannot elect any new deferrals under the Plan. Deferred Compensation Agreements in effect at the time eligibility for Plan participation ceases may remain in effect in accordance with their terms and the rules of the Plan.

          (c) The Administrator makes all final decisions regarding eligibility and compliance with the participation requirements.

          SECTION 2.3. DEFERRED AMOUNT.

          (a) Deferred Compensation Agreements must designate the amount of compensation that is to be deferred and indicate whether the deferred amount is to be deducted from salary or bonus, or from both. Deferred Compensation Agreements entered into prior to January 1, 2000, also shall specify whether any amount deferred is part of the Diversified Investment Program, rather than the Life Insurance Investment Program, as such programs are described in Article
III. The Life Insurance Investment Program is closed to new deferrals, effective January 1, 2000.

          (b) Each Agreement shall also specify the calendar year during which the compensation deferral is to take place.

          (c) The minimum aggregate deferral under each separate Agreement is five thousand dollars ($5,000). Only specific dollar amounts of compensation may be elected as part of any Agreement. The Administrator may, in its discretion, prospectively adjust minimum and maximum levels of deferral for all participants.

          (d) The participant's employer will make the corresponding reductions in compensation and the Company will credit such amount to the participant's Deferred Benefit Accounts, making appropriate records to distinguish amounts held under the Life Insurance Investment Program and the Diversified Investment Program.

          SECTION 2.4. IRREVOCABLE ELECTIONS. A participant's deferral election is irrevocable except for substantial financial need of a participant due to serious and unanticipated family health, education, or housing needs ("Hardship"). The Administrator, in the Administrator's discretion, upon demonstration of Hardship, may permit prospective reduction of the participant's compensation deferral election for a calendar year. A request for reduction in the deferral amount due to Hardship must be submitted in writing, with evidence of Hardship, to the Administrator. If the request for change is approved it will be prospectively effective, only.

          SECTION 2.5. EFFECT OF CHANGE OF CONTROL EVENT. Upon the occurrence of a Change of Control Event:

          (a) All deferrals of compensation under the Plan shall cease. Amounts that would otherwise be deferred will, instead, be paid to participants currently as compensation.

          (b) Deferred Benefit Accounts of all participants (whether employed, terminated, or participants whose accounts are in pay status) shall be paid out to all such participants within ten (10) business days after the Change of Control Event. If payment is delayed beyond such payment deadline for any reason, the balance to be paid out shall become fixed as of such tenth (10th) day, except that such amount shall be increased in an amount equivalent to interest on such fixed amount, to the date of actual payment, at a rate equal to two times the Plan Interest Rate.

         ARTICLE III. INVESTMENT PROGRAMS FOR DEFERRED BENEFIT ACCOUNTS

          SECTION 3.1. LIFE INSURANCE INVESTMENT PROGRAM.

          (a) The Life Insurance Investment Program was the original investment program that has been available under the Plan since 1988. Under the Life Insurance Investment Program (sometimes referred to herein as "Program A") a participant's deferred compensation amounts were used to establish a Deferred Benefit Account in Program A that was credited with interest at the Plan Interest Rate, and a death benefit (described in Article IV). The Life Insurance Investment Program is closed to new deferrals effective January 1, 2000. Effective at such time as the Administrator determines, a participant may elect that the participant's Deferred Benefit Account under Program A shall cease being deemed credited with interest at the Plan Interest Rate and shall thereafter be deemed to be invested in accordance with Section 3.3.

          (b) If a Program A Deferral Commitment is reduced, either for Hardship or because of a Change of Control Event, the participant's death benefit will be adjusted by the Administrator to reflect the reduced amount of the compensation deferral. A participant whose Program A Deferral Commitment has been reduced for Hardship may elect, prior to termination of employment, to reinstate the participant's original deferral by paying to the Company the difference between the reduced deferrals actually made and the originally scheduled amount as described in the participant's original Program A Deferral Commitment.

          SECTION 3.2. DIVERSIFIED INVESTMENT PROGRAM. The Diversified Investment Program (sometimes referred to herein as "Program B") is added to the Plan effective January 1, 1999. Under the Diversified Investment Program, the participant's Deferred Benefit Account in Program B is deemed to be invested in investment options made available by the Administrator and selected by the participant in accordance with Administrator rules. The special death benefit provisions of Sections 4.2 and 4.3 do not apply to a participant's Deferred Benefit Account in Program B.

          SECTION 3.3. PARTICIPANT INVESTMENT DIRECTIONS.

          (a) The participant investment direction provisions of this Section apply to each participant's Deferred Benefit Account in Program B, the participant's Harley-Davidson Match Deferred Benefit Account described in
Section 3.5, and, when elected by the participant in accordance with Administrator rules, the participant's Deferred Benefit Account in Program A.

          (b) The Administrator shall select and may prospectively change the alternative investment options to be available for participant investment direction under the Plan.

          (c) Investment directions may be changed not less frequently than once each year by participants. Any new or revised participant investment direction, completed in accordance with Administrator rules, shall apply to all of a participant's Deferred Benefit Accounts subject to participant investment direction in the aggregate. A designated beneficiary may make investment direction changes, in the event of the participant's death, in the same manner, before the beneficiary's interest in the Plan is fully paid out. The Administrator may, from time to time, in its sole discretion, modify the minimum notice period and maximum frequency of investment direction changes.

          SECTION 3.4. PAYROLL TAX WITHHOLDING. A participant's employer may deduct from non-deferred compensation any taxes it is required to withhold on deferred amounts unless such amounts are withheld directly from the amount of compensation actually deferred.

          SECTION 3.5. 401(K) MATCHING CONTRIBUTION MAKE UP AMOUNTS.

The Company will also credit to the Harley-Davidson Match Deferred Benefit Account of each participant a Company matching contribution in cash on amounts deferred under this Plan in the same relative amount as is made to the participant's pretax savings account in the Harley-Davidson Retirement Savings Plan on amounts the participant has elected to defer under that plan. This credit will be made as of the last day of the month in which the Company matching contribution is deposited to the Retirement Savings Plan for a year. The credit, and the earnings attributed to it, are subject only to the vesting rules of the Retirement Savings Plan. Such amount shall not be deemed to be a Company matching contribution to the Retirement Savings Plan for any nondiscrimination testing purposes. A participant will not, under any circumstances, be credited with an aggregate Company matching amount under this Plan and the Retirement Savings Plan that is larger than the rate of matching applicable for the year under the Retirement Savings Plan multiplied by six percent (6%) of the participant's current and deferred compensation for such year.

          SECTION 3.6. UNFUNDED PLAN. A participant's Deferred Benefit Accounts are a means of measuring the value of the participant's deferred compensation. The Accounts do not create a trust fund of any kind. Any assets earmarked by the Company to pay benefits under this Plan do at all times remain assets of the Company. A participant has no property interest in specific assets of the Company because of the Plan. The rights of the participant, a beneficiary, or an estate to benefits under the Plan shall be solely those of an unsecured creditor of the Company.

          SECTION 3.7. PARTICIPANT STATEMENTS. Following the close of each year the Administrator will provide statements of account to each participant. Accounts shall be maintained, reported, and distributed in United States Dollars.

                     ARTICLE IV. DISTRIBUTIONS AND BENEFITS


          SECTION 4.1. BENEFITS GENERALLY. Except as otherwise provided in
Section 4.2 in case of death or in Section 4.4 in case of a termination of employment at or after reaching age fifty-five (55), upon a participant's termination of employment the Company will pay to the participant, as compensation for prior services, an amount equal to the participant's aggregate Deferred Benefit Accounts measured as of the last day of the month in which employment terminated. Such payment shall be made in a single lump sum amount within thirty (30) days following the termination of employment or as soon thereafter as is administratively feasible.

          SECTION 4.2. BENEFITS UPON DEATH.

          (a) Upon the death of a participant prior to termination of employment, and before any periodic payments have started, the Company will pay to the designated beneficiary of a participant with a Deferred Benefit Account in Program A, as compensation for services rendered prior to the date of death, a benefit equal to the participant's Deferred Benefit Account in Program A measured as of the last day of the month coincident with or immediately following the date of death or, if greater, a death benefit determined as follows:


                                                Multiple of Program A Deferral
                      Age at                  Commitments Determined Separately
                     Deferral                   as to each deferral Commitment
                     --------                   ------------------------------
                    Through 45                                  5.0
                        46                                      4.8
                        47                                      4.6
                        48                                      4.4
                        49                                      4.2
                        50                                      4.0

                        51                                      3.8
                        52                                      3.6
                        53                                      3.4
                        54                                      3.2
                        55                                      3.0

                        56                                      2.8
                        57                                      2.6
                        58                                      2.4
                        59                                      2.2
                        60                                      2.0

                        61                                      1.8
                        62                                      1.6
                        63                                      1.4
                        64                                      1.2


                                                Multiple of Program A Deferral
                      Age at                  Commitments Determined Separately
                     Deferral                   as to each deferral Commitment
                     --------                   ------------------------------
                    65 and over                                 1.0

          (b) Upon the death of a participant prior to termination of employment, and before any periodic payments have started, the Company will pay to the designated beneficiary of a participant with any Deferred Benefit Accounts other than in Program A, as compensation for service rendered prior to the date of death, a benefit equal to the participant's Deferred Benefit Accounts other than in Program A measured as of the last day of the month coincident with or immediately following the date of death.

          (c) Upon the death of a participant after termination of employment and after the commencement of periodic payments under Section 4.4, but before the completion of all such payments, the beneficiary entitled to receive such payments may elect, subject to the discretion of the Administrator, to take an immediate lump sum payment of any unpaid amounts due the beneficiary. The Administrator shall have full discretion in determining whether or not to allow such acceleration of payment to the beneficiary.

          (d) Death benefits under (a) or (b) above are to be paid in ten (10) annual installments. The amount to be distributed annually is determined by multiplying the deceased participant's aggregate Deferred Benefit Account balance by a fraction, the numerator of which is one (1) and the denominator of which is the number of years remaining for the payments to be made (E.G., 1/10, 1/9, 1/8 etc.). Additional earnings are to be credited to amounts (other than Deferred Benefit Accounts in Program A) during the installment payment period in the same way earnings are credited while a participant is employed. No additional earnings are credited during the installment payment period for any death benefit amount that is determined as a multiple of a participant's Program A Deferral Commitment.

          SECTION 4.3. BENEFIT ADJUSTMENTS. If there is a reduction in a Plan A deferral commitment, or a premature distribution from a Deferred Benefit Account in Program A due to Hardship, the Administrator will advise the participant as to the corresponding effect on the participant's death benefit. If a participant has made more than one deferral commitment under Program A, the participant's death benefit will be separately determined for each commitment. A special rule applies, however, for any participant who was not insurable for a death benefit larger than the "guaranteed issue" amount available to the Company at standard rates when the participant, prior to January 1, 2000, completed a Deferred Compensation Agreement calling for a deferral commitment to Program A. In that case, the affected participant's death benefit with respect to such deferral commitment is limited to the greater of (i) the balance in the participant's Deferred Benefit Account, attributable to such deferral commitment, or (ii) an amount of death benefit able to be insured by the Company at standard rates at the time the participant completed his or her Deferred Compensation Agreement providing for such Program A deferral commitment.

          SECTION 4.4. PAYMENT OF BENEFITS UPON TERMINATION OF EMPLOYMENT AT OR AFTER AGE 55.

          (a) A participant may select the number of years over which the aggregate amount of the participant's Deferred Benefit Accounts is to be paid to the participant upon termination of employment with the Company at or after age fifty-five (55), up to a maximum of fifteen (15) years. Such election must be made in writing filed with the Administrator prior to the initial deferral of any amount hereunder, except as provided in (c) below. A participant may change the participant's benefit payment election as described in Section 4.5. If no valid election is in effect, then payment of the participant's aggregate Deferred Benefit Accounts shall be made in ten (10) annual installments.

          (b) The amount to be distributed annually is determined by multiplying the aggregate balance of the participant's Deferred Benefit Account by a fraction, the numerator of which is one (1) and the denominator of which is the number of years remaining for the payments to be made (E.G., 1/10, 1/9, 1/8 etc.). Additional earnings are to be credited to a Deferred Benefit Account during the installment payment period in the same way earnings are credited while the participant is employed.

          (c) Prior to January 1, 2000, each Deferred Compensation Agreement separately required the election of a benefit payment period to apply if payments commenced at or after age fifty-five (55). The number of possible different elections that may be in effect for a participant after several years of Plan participation presented complex administrative challenges that required simplification. Accordingly, effective January 1, 2000, only a participant's most recent valid benefit payment election will be recognized hereunder and it will apply to the participant's Deferred Benefit Accounts in the aggregate. All benefit payment elections made before the most recent valid election are void and of no effect as of January 1, 2000, for any participant not then currently in pay status (i. e., already receiving installment payments prior to January 1, 2000). Notwithstanding the foregoing simplification of the payment period election process, any participant affected by this change may elect in writing filed with the Administrator before January 1, 2001, a different installment payment period (up to the maximum of fifteen (15) annual payments) to apply to the participant's Deferred Benefit Accounts in the aggregate.

          SECTION 4.5. CHANGES TO PAYMENT PERIODS.

          (a) A participant who has not previously made a benefit payment period election, or who has a benefit payment period election already in effect, may make an election or change an election, selecting a payment period of up to fifteen (15) years.

          (b) Except as provided in Section 4.4(c), any election or change of a benefit payment period election must be made in writing and filed with the Administrator not less than twelve (12) months before the date of the participant's termination of employment with the Company.

          SECTION 4.6. BENEFICIARY DESIGNATION. All payments by the Company will be made to the participant, if living. If the participant has died, then any payment under the Plan will be made to the designated beneficiary of the participant, which may include multiple beneficiaries. If such beneficiary dies before receiving all payments due such beneficiary, any remaining payments will be made to the designated beneficiary's estate unless a contingent beneficiary was designated by the participant as to such amounts. If there is a contingent beneficiary payments will be made to the contingent beneficiary and, if such contingent beneficiary dies, any remaining payments will be made to the contingent beneficiary's estate. If there is no beneficiary designation in force when Plan benefits become payable upon the death of a participant, payment shall be to the participant's spouse, or if no spouse is then living, to the participant's estate. All beneficiary designations must be made in writing and acknowledged by the Administrator.

          SECTION 4.7. ANNUAL PAYMENT DATE. All installment payments by the Company of Deferred Benefit Accounts hereunder will be made each year on a June payroll date on the basis of account values determined as of the immediately preceding March 31. The Administrator may make payments on other dates where necessary due to Hardship, other special circumstances, or where authorized by Administrator rule.

          SECTION 4.8. HARDSHIP PAYMENTS. The Administrator may, in his or her sole discretion, upon the finding that the participant has suffered a Hardship (as described in Section 2.4), distribute to the participant any portion of the participant's Deferred Benefit Account as of such date that is appropriate to the need created by the Hardship.

          SECTION 4.9. NONALIENATION. The right of a participant or any other person to the payment of benefits under this Plan shall not be assigned, transferred, pledged, or encumbered.

          SECTION 4.10. NOT A CONTRACT OF EMPLOYMENT. This Plan may not be construed as giving any person the right to be retained as an employee of the Company, Harley-Davidson, Inc., or any of their subsidiaries or affiliates.

                  ARTICLE V. RELATION TO DEFINED BENEFIT PLANS


          SECTION 5.1. GENERAL. The Company will supplement the defined benefit pension benefit that may be provided to each participant under the Company's defined benefit pension plan with an amount equal to the pension benefit that would have been earned by the participant on the amount of compensation deferred by the participant under this Plan, had such amount been received as compensation by the participant rather than deferred hereunder. Unless a participant has elected an optional lump sum form of payment under this Article V, such amount shall be paid in the same form of payment applicable to the payment of benefits to the participant under the Company's defined benefit pension plan. The supplemental pension amount described in this Section is subject to the defined benefit pension plan's rules regarding determination of amount and vesting. Under no circumstance will this provision be construed to permit payment to a participant of an aggregate pension benefit, including this supplemental pension benefit, that is larger than the pension benefit the participant otherwise would have received if there had been no deferral election under this Plan.

          SECTION 5.2. LUMP SUM PAYMENT ELECTION. A participant may elect, in accordance with Administrator rules, prior to the calendar year in which periodic payments under the Plan are otherwise to commence, to receive payment of the participant's supplemental pension amount under this Article in a single lump sum cash payment amount. The amount of such lump sum cash payment shall be equal to the present value of the participant's supplemental pension under this
Article V determined on the assumption that two hundred forty (240) consecutive monthly payments in the form of a single life annuity would otherwise be made, commencing on the later of the first day of the month following the participant's attainment of age fifty-five (55) or the employee's retirement date and based on a reasonable interest rate assumption for this purpose, determined by the Administrator, which shall be the "applicable interest rate" used by the Company for purposes of its Pension Benefit Restoration Plan.

          SECTION 5.3. LUMP SUM PAYMENT PROCEDURES; SMALL PAYMENT CASH OUT RULES. The Administrator shall establish rules and procedures to facilitate making lump sum payment elections no later than the close of the calendar year preceding the calendar year in which benefit payments are to commence. The Administrator is authorized to cash out the present value of benefits using the methodology of this Article V where the monthly payments that would otherwise be made would be DE MINIMIS, as determined by the Administrator.


                                      -12

                           ARTICLE VI. MISCELLANEOUS


          SECTION 6.1. TAX WITHHOLDING UPON DISTRIBUTION. The Company will withhold from all benefit payments all required taxes.

          SECTION 6.2. AMENDMENT AND TERMINATION. The Company may, at any time, modify or amend the Plan by action of the Retirement Plans Committee that is charged with responsibility for this Plan. The Company may, at any time, terminate the Plan. The Company may not, however, reduce any benefit payment obligation to a participant based on deferrals already made, without the participant's consent. Plan amendments adopted pursuant to this section shall govern all Deferred Compensation Agreements and Deferred Benefit Accounts uniformly except to the extent otherwise specifically provided by such amendment.

          SECTION 6.3. GOVERNING LAW. The Plan is to be construed under the laws of the State of Wisconsin.

          SECTION 6.4. BINDING UPON SUCCESSORS. This Plan is binding upon the Company and participants and their respective successors, assigns, heirs, executors, and beneficiaries.



                                      HARLEY-DAVIDSON MOTOR COMPANY GROUP, INC.

                                      BY:
                                         ---------------------------------------
                                           Vice President--Controller

                                      Date:
                                           -------------------------------------


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